                      MUTUAL GENERAL RELEASE OF PAST CLAIMS

         THIS MUTUAL GENERAL RELEASE OF PAST CLAIMS (this "Release"), dated ____________, 2003, is executed and delivered by each of the persons or entities set forth on the signature pages hereto under the caption "Crow Parties" (each individually a "Crow Party" and collectively the "Crow Parties") and each of the persons or entities set forth on the signature pages hereto under the caption "Winthrop Parties" (each individually, a "Winthrop Party" and collectively, the "Winthrop Parties"). The Crow Parties and the Winthrop Parties are collectively referred to in this Release as the "Parties".

         WHEREAS, Crow Irvine #2, a California limited partnership ("CI"), is the General Partner, and Winthrop California Investors Limited Partnership, a Delaware limited partnership ("WCI"), is the Limited Partner, of Crow Winthrop Development Limited Partnership, a Maryland limited partnership (the "Partnership");

         WHEREAS, CI and WCI, and certain Crow Parties and Winthrop Parties, have had various disputes, including the disputes which are the subject of the cases pending in the Superior Court of the State of California, County of Orange, Case No. 00CC004296 and Case No. 812346 (the "Lawsuits");

         WHEREAS, concurrently with the execution of this Release, CI and WCI are executing a settlement agreement to settle the disputes between them, including the Lawsuits (the "Settlement Agreement");

         WHEREAS, in connection with the Settlement Agreement, the Parties have agreed to execute this Release; and

         WHEREAS, each Party understands and agrees that this Release is a compromise of disputed claims and the settlement of such claims does not constitute an admission or acknowledgement of liability or wrongdoing of any sort.

         NOW, THEREFORE, with reference to the foregoing and for valuable consideration, including the mutual promises and releases as agreed herein, the receipt, adequacy and sufficiency of which are hereby acknowledged, and the Parties intending to be legally bound, the Parties hereby agree as follows:

         Section 1. Release by Winthrop Parties. Each of the Winthrop Parties, on its own behalf and on behalf of each of its past, present or future predecessors in interest, successors in interest, parent entities, divisions, affiliates, subsidiaries, related business entities, stockholders, members, partners, general partners, limited partners, directors, officers, managers, control persons, stockholders, employees, agents, attorneys, administrators, representatives, heirs, executors, agents, insurers, subrogees and assigns, and any entity which purports to claim through one or more of them (collectively, the "Winthrop Release Parties"), hereby absolutely, unconditionally and irrevocably releases, remits, acquits and forever discharges each Crow Party and all of such Crow Party's past, present or future predecessors in interest, successors in interest, parent entities, divisions, affiliates, subsidiaries, related business entities, stockholders, members, partners, general partners, limited partners, directors, officers, managers, control persons, stockholders, employees, agents, attorneys, administrators, representatives, heirs, executors, agents, insurers, subrogees and assigns, and any entity which purports to claim through one or more of them (collectively, the "Crow Release Parties"), from any and all manner of action or actions, causes of action, in law or in equity, suits, debts, liens, torts, contracts, agreements, promises, liabilities, claims, demands, interests, damages, losses, costs and/or attorneys' fees and expenses of any nature whatsoever, known or unknown, anticipated or unanticipated, fixed or contingent, which it now has or may hereafter have, by reason of any matter, cause or act from the inception of time until, but not including, the date of the Settlement Agreement, arising out of, relating to or otherwise in respect of the Partnership, Crow Winthrop Operating Partnership (the "Operating Partnership"), any entity in which either the Partnership or the Operating Partnership has a direct or indirect interest, and/or any asset of the Partnership, the Operating Partnership or any such other entity, including, without limitation, the Lawsuits.

         Section 2. Release by Crow Parties. Each of the Crow Parties, on its own behalf and on behalf of each of the Crow Release Parties, hereby absolutely, unconditionally and irrevocably releases, remits, acquits and forever discharges each Winthrop Release Party from any and all manner of action or actions, causes of action, in law or in equity, suits, debts, liens, torts, contracts, agreements, promises, liabilities, claims, demands, interests, damages, losses, costs and/or attorneys' fees and expenses of any nature whatsoever, known or unknown, anticipated or unanticipated, fixed or contingent, which it now has or may hereafter have, by reason of any matter, cause or act from the inception of time until, but not including, the date of the Settlement Agreement, arising out of, relating to or otherwise in respect of the Partnership, the Operating Partnership, any entity in which either the Partnership or the Operating Partnership has a direct or indirect interest, and/or any asset of the Partnership, the Operating Partnership or any such other entity, including, without limitation, the Lawsuits.

         Section 3. Jamboree LLC. The Parties acknowledge and agree that Jamboree LLC (i) is neither a Winthrop Release Party nor a Crow Release Party, and (ii) is not being released from any actions, causes of action, suits, debts, liens, torts, contracts, agreements, promises, liabilities, claims, demands, interests, damages, losses, costs and/or expenses pursuant to this Release.

         Section 4. Waiver of Civil Code Section 1542. Each Party agrees that the releases provided for in this Release (i) extend to all claims known or unknown, anticipated or unanticipated, from the inception of time until, but not including, the date of the Settlement Agreement, whether or not claimed or suspected by the Parties, or any of them, arising out of, relating to or otherwise in respect of the Partnership, the Operating Partnership, any entity in which either the Partnership or the Operating Partnership has a direct or indirect interest, and/or any asset of the Partnership, the Operating Partnership or any such other entity, including, without limitation, the Lawsuits, and (ii) constitute a WAIVER of each and all of the provisions of the California Civil Code Section 1542, which reads as follows:

                SECTION 1542. GENERAL RELEASE--CLAIMS EXTINGUISHED. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM

                MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         Each Party hereby expressly acknowledges that the effect and import of this provision has been fully explained to it by its own counsel. It is understood by each Party that claims of the sort released hereinabove may exist in their favor against some person or entity released as provided hereinabove, but which are not presently known, suspected or understood by the releasing party and which, if known, suspected or understood by it would have materially affected the existence, form or extent of the releases provided in this Release. However, each Party assumes the risk of such claims and of their discovery subsequent to the execution of this Release. Each Party agrees that the releases set forth in this Release shall be in all respects effective and not subject to termination, rescission, alteration or reformation as a result of, or in connection with, any such subsequently discovered facts or claims. In the event that any waiver set forth in this Release or under or pursuant to the provisions of Section 1542 of the Civil Code of the State of California should be judicially determined to be invalid, voidable or unenforceable, for any reason, such waiver to that extent shall be severable from the remaining provisions of this Release, and the invalidity, voidability or unenforceability thereof shall not affect the validity, effect, enforceability or interpretation of the remaining provisions of this Release or any portion hereof.

         Each of the Parties represents and warrants that such Party has the full right, power, legal capacity and authority to enter into and perform such Party's respective obligations hereunder and that such obligations shall be binding upon such Party without the requirement of the approval or consent of any other person or entity in connection herewith. Each of the Parties to this Release represents that no assignment of any right to sue concerning the actions covered by this Release has been made.

         Section 5. No Assignment of Claims. Each of the Parties hereto represents and warrants that it has not assigned or transferred to any other person or entity, in any manner, including by way of subrogation or operation of law or otherwise, all or any portion of any claim, demand, right, action, or cause of action that it had, has or might have arising out of the matters released in this Release nor all or any portion of any recovery or settlement to which it might be entitled. In the event that any claim, demand or suit should be made or instituted against any Party released in this Release by reason of any undisclosed assignment, subrogation or transfer, then the Party from whom such purported assignment, subrogation or transfer was made shall fully indemnify and hold every other Party harmless against such claim, demand or suit and shall pay and satisfy any such claim, demand or suit and any expenses of investigation, attorneys' fees and costs incurred in the defense of such claim, demand or suit.

         Section 6. Voluntary Agreement. This Release is executed voluntarily and without duress or undue influence on the part of or on behalf of any Party.

         Section 7. Parties Represented by Counsel. Each Party hereby acknowledges that it has been represented in negotiations for and in the preparation of this Release by counsel of its own choosing, that it has read this Release and has had it fully explained to it by such counsel, and that it is fully aware of the contents of this Release and of its legal effect.

         Section 8. Entire Agreement. This document constitutes the entire agreement and understanding between the Parties concerning the subject matter hereof, and supersedes and replaces all prior negotiations and agreements between the Parties, whether written or oral, concerning the subject matter hereof. Each of the Parties acknowledges and represents and warrants that no other party or agent or attorney of any other Party has made a promise, representation or warranty whatsoever, express or implied, not contained herein concerning this Release or the terms hereof, and that this is a fully integrated document. Each Party further acknowledges, warrants and represents that it has not executed this Release in reliance upon any promise, statement, representation or warranty, written or verbal, not expressly contained herein or in the Settlement Agreement, and that it has entered into this Release freely and voluntarily based on its own independent judgment and advice of its counsel.

         Section 9. Agreement to Bind Successors. This Release shall bind and inure to the benefit of the respective successors, assigns, legatees, heirs, and personal representatives of the Parties.

         Section 10. Venue. Each of the Parties agrees that the state courts located in the County of Orange, State of California shall have exclusive subject matter jurisdiction hereunder and personal jurisdiction over each of the Parties. Each such Party hereby consents thereto, and hereby waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent that any proceeding is conducted in accordance with the foregoing provision.

         Section 11. Governing Law. This Release is entered into in accordance with the laws of the State of California in connection with contracts to be performed in said state and shall be governed by and interpreted in accordance with those laws.

         Section 12. Modifications and Amendments. No amendment, change or modification of this Release shall be valid unless in writing signed by the Party to be charged.

         Section 13. Severability. Should any part, term or provision of this Release be declared or determined by any court or other tribunal to be illegal, invalid or unenforceable, any illegal, invalid or unenforceable part, term or provision shall be deemed stricken from this Release and all of the other parts, terms and provisions of this Release shall remain in full force and effect to the fullest extent permitted by law.

         Section 14. Counterparts. This Release may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same instrument. Facsimile copies of this Release shall have the same force and effect as an original.

         Section 15. Headings. The various headings used in this Release are solely for the convenience of the Parties and shall not be used to interpret this Release.

         Section 16. Authority. The Parties signing this Release are individuals and duly authorized corporations, partnerships or entities with the full right and authority to enter into this Release and any Parties executing this Release on behalf of corporations, partnerships and other entities hereby represent and warrant that they are duly authorized to execute this Release on behalf of the entities for whom they have signed, and that this Release is binding on the entities on whose behalf they have signed.

         Section 17. Effectiveness of Release. This Release shall not become effective until such time as all 22 Crow Parties and all 13 Winthrop Parties have executed the Release.





                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of the Parties has executed this Mutual General Release of Past Claims effective as of the date first above written.



                                  CROW PARTIES:

                                  CROW WINTHROP DEVELOPMENT LIMITED
                                  PARTNERSHIP, a Maryland limited partnership

                                  By: CROW IRVINE #2,
                                      a California limited partnership
                                      its general partner

                                      By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                          a Texas limited partnership
                                          its general partner

                                          By:
                                              ----------------------------
                                              William H. Lane, Jr.
                                              Managing General Partner

                                  CROW ORANGE COUNTY MANAGEMENT
                                  COMPANY, INC., a Texas corporation

                                  By:
                                      ----------------------------
                                      William H. Lane, Jr.
                                      President

                                  CROW IRVINE #1 LIMITED PARTNERSHIP,
                                  a Texas limited partnership


                                  By:
                                      ----------------------------
                                      William H. Lane, Jr.
                                      Managing General Partner

                                CROW IRVINE #2, a California limited partnership

                                By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                a Texas limited
                                partnership
                                its general partner


                                By:
                                    ----------------------------
                                    William H. Lane, Jr.
                                    Managing General Partner


                                SHOPS AT PARK PLACE LLC,
                                a Delaware limited liability company

                                By: CROW WINTHROP DEVELOPMENT
                                    LIMITED PARTNERSHIP,
                                    a Maryland limited partnership
                                    its managing member

                                    By: CROW IRVINE #2,
                                        a California limited partnership
                                        its general partner

                                        By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                            a Texas limited partnership
                                            its general partner


                                            By:
                                                ----------------------------
                                                William H. Lane, Jr.
                                                Managing General Partner

                             3121 MICHELSON DRIVE LLC,
                             a Delaware limited liability company

                             By: CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                                 a Maryland limited partnership

                                 By: CROW IRVINE #2,
                                     a California limited partnership
                                     its general partner

                                     By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                         a Texas limited partnership
                                         its general partner


                                         By:
                                            ----------------------------
                                            William H. Lane, Jr.
                                            Managing General Partner


                             PARK PLACE PARKING COMPANY LLC,
                             a Delaware limited liability company

                             By: CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                                 a Maryland limited partnership
                                 its managing member

                                 By: CROW IRVINE #2,
                                     a California limited partnership
                                     its general partner

                                     By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                         a Texas limited partnership
                                         its general partner


                                         By:
                                            ----------------------------
                                            William H. Lane, Jr.
                                            Managing General Partner

                             PARK PLACE HOTEL COMPANY LLC,
                             a Delaware limited liability company

                             By: CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                                 a Maryland limited partnership
                                 its managing member

                                 By: CROW IRVINE #2,
                                     a California limited partnership
                                     its general partner

                                     By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                         a Texas limited partnership
                                         its general partner


                                         By:
                                            ----------------------------
                                            William H. Lane, Jr.
                                            Managing General Partner

                             3161 MICHELSON DRIVE LLC,
                             a Delaware limited liability company

                             By: CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                                 a Maryland limited partnership
                                 its managing member

                                 By: CROW IRVINE #2,
                                     a California limited partnership
                                     its general partner

                                     By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                         a Texas limited partnership
                                         its general partner

                                         By:
                                            ----------------------------
                                            William H. Lane, Jr.
                                            Managing General Partner

                             PARK PLACE RESIDENTIAL REALTY LLC,
                             a Delaware limited liability company

                             By: CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                                 a Maryland limited partnership
                                 its sole member and manager

                                 By: CROW IRVINE #2,
                                     a California limited partnership
                                     its general partner

                                     By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                         a Texas limited partnership
                                         its general partner

                                         By:
                                            ----------------------------
                                            William H. Lane, Jr.
                                            Managing General Partner


                             PARK PLACE RESIDENTIAL REALTY LAND LLC, a Delaware limited liability company

                             By: CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                                 a Maryland limited partnership
                                 its sole member and manager

                                 By: CROW IRVINE #2,
                                     a California limited partnership
                                     its general partner

                                     By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                         a Texas limited partnership
                                         its general partner

                                         By:
                                            ----------------------------
                                            William H. Lane, Jr.
                                            Managing General Partner

                             PARK PLACE PARTNERS LLC,
                             a Delaware limited liability company

                             By: CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                                 a Maryland limited partnership
                                 its sole member and manager

                                 By: CROW IRVINE #2,
                                     a California limited partnership
                                     its general partner

                                     By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                         a Texas limited partnership
                                         its general partner

                                         By:
                                            ----------------------------
                                            William H. Lane, Jr.
                                            Managing General Partner



                             IRVINE COMMUNICATIONS LLC,
                             a Delaware limited liability company

                             By: CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                                 a Maryland limited partnership
                                 its sole member and manager

                                 By: CROW IRVINE #2,
                                     a California limited partnership
                                     its general partner

                                     By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                         a Texas limited partnership
                                         its general partner

                                         By:
                                            ----------------------------
                                            William H. Lane, Jr.
                                            Managing General Partner

                             PARK PLACE RESIDENTIAL HIGHRISE I LLC,
                             a California limited liability company

                             By: CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                                 a Maryland limited partnership
                                 its sole member and manager

                                 By: CROW IRVINE #2,
                                     a California limited partnership
                                     its general partner

                                     By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                         a Texas limited partnership
                                         its general partner

                                         By:
                                            ----------------------------
                                            William H. Lane, Jr.
                                            Managing General Partner


                             PARK PLACE DEVELOPMENT LLC,
                             a Delaware limited liability company

                             By: CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                                 a Maryland limited partnership
                                 its sole member and manager

                                 By: CROW IRVINE #2,
                                     a California limited partnership
                                     its general partner

                                     By: CROW IRVINE #1 LIMITED PARTNERSHIP,
                                         a Texas limited partnership
                                         its general partner

                                         By:
                                            ----------------------------
                                            William H. Lane, Jr.
                                            Managing General Partner

                             SOUTH ORANGE COUNTY OVERHEAD
                             LIMITED PARTNERSHIP,
                             a Texas limited partnership

                             By: TCC SOUTH ORANGE COUNTY, INC.,
                                 a Texas corporation
                                 its managing general partner

                                 By:
                                     ------------------------------
                                     William H. Lane, Jr.
                                     President


                             TCC SOUTH ORANGE COUNTY, INC.,
                             a Texas corporation

                             By:
                                 ------------------------------
                                 William H. Lane, Jr.
                                 President



                             ----------------------------------
                             THOMAS A. BAILEY
                             individually and as a general partner of CROW IRVINE #1 Limited Partnership



                             ----------------------------------
                             WILLIAM H. LANE, JR.,
                             individually and as a general partner of CROW IRVINE #1 Limited Partnership



                             ----------------------------------
                             JOEL C. PETERSON
                             individually and as a general partner of CROW IRVINE #1 Limited Partnership

                             ----------------------------------
                             J. MCDONALD WILLIAMS
                             individually and as a general partner of CROW IRVINE #1 Limited Partnership


                             TRAMMELL CROW FOUNDATION, LTD.,
                             a Texas limited partnership

                             By: TCF, INC.,
                                 a Texas corporation
                                 Its general partner

                             WINTHROP PARTIES:

                             WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP, a Delaware limited partnership

                             By: Winthrop Financial Associates,
                                 a Limited Partnership,
                                 Managing General Partner

                                 By:
                                     ------------------------------
                                     Peter Braverman
                                     Executive Vice President

                             WINTHROP FINANCIAL ASSOCIATES,
                             A Limited Partnership, a
                             Maryland limited partnership

                             By:
                                 ----------------------------------
                                 Peter Braverman
                                 Executive Vice President

                             WINTHROP CALIFORNIA MANAGEMENT LIMITED PARTNERSHIP, a Maryland limited partnership

                             By: First Winthrop Properties, Inc.
                                 General Partner

                                 By:
                                     ------------------------------
                                     Peter Braverman
                                     Executive Vice President

                             WINTHROP MANAGEMENT LLC,
                             a limited liability company

                             By: Win Manager Corp.
                                 Manager

                                 By:
                                     ------------------------------
                                     Peter Braverman
                                     Executive Vice President

                             QUADRANGLE ASSOCIATES II LLC, a Delaware limited liability company

                             By: Win Manager Corp.
                                 Manager

                                 By:
                                     ------------------------------
                                     Peter Braverman
                                     Executive Vice President

                             WIN MANAGER CORP., a Delaware corporation

                             By:
                                 ----------------------------------
                                 Peter Braverman
                                 Executive Vice President

                             PETER BRAVERMAN, an individual


                             --------------------------------------
                                 Peter Braverman

                             MICHAEL L. ASHNER, an individual


                             --------------------------------------
                                 Michael L. Ashner

                             CAROLYN B. TIFFANY, an individual


                             --------------------------------------
                                 Carolyn B. Tiffany

                             APOLLO ADVISORS, L.P.,
                             a Delaware limited partnership

                             By:
                                 ----------------------------------
                                 Peter Braverman
                                 Authorized Person

                             APOLLO REAL ESTATE ADVISORS, L.P.,
                             a Delaware limited partnership

                             By: Apollo Real Estate Capital Advisors, Inc.,
                                 General Partner


                                 By
                                    -------------------------------
                                      Peter Braverman
                                      Authorized Person

                             LONDONDERRY ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership

                                 By: ------------------------------
                                     Peter Braverman
                                     Authorized Person

                             CROW WINTHROP OPERATING LIMITED PARTNERSHIP
                             (formerly known as Crow Winthrop Operating
                             Partnership)

                             By: Winthrop California Investors
                                 Limited Partnership, General Partner

                                 By: Winthrop Financial Associates, a Limited
                                     Partnership,
                                     Managing General Partner

                                     By:
                                         --------------------------
                                         Peter Braverman
                                         Executive Vice President